UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2022 (November 10, 2022)

TENNECO INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12387	76-0515284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7450 N. MCCORMICK BLVD., SKOKIE, ILLINOIS	60076
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Voting Common Stock, par value $0.01 per share	TEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Extension of the Expiration Date for the Tender Offer and Consent Solicitation for Tenneco’s outstanding Senior Secured Notes

On November 14, 2022, Pegasus Merger Co. (“Merger Sub”), an affiliate of certain investment funds managed by affiliates of Apollo Global Management, Inc., announced that it has amended the terms of its previously announced cash tender offers (together, the “Tender Offer”) and consent solicitations (together, the “Consent Solicitation”) to purchase any and all of Tenneco Inc.’s (“Tenneco”) outstanding 5.125% Senior Secured Notes due 2029 and 7.875% Senior Secured Notes due 2029 (collectively, the “Senior Secured Notes”) to extend the expiration date from 5:00 p.m., New York City time, on November 14, 2022 to 5:00 p.m., New York City time, on November 16, 2022, subject to being further extended or terminated if the conditions set forth in Merger Sub’s Offer to Purchase and Consent Solicitation Statement, dated June 27, 2022, have not been satisfied or waived by such date.

A copy of the press release issued by Merger Sub announcing the extension of the expiration date is attached to this Current Report on Form 8-K as Exhibit 99.1, and such Exhibit is incorporated herein by reference.

Extension of the Redemption Date for Tenneco’s outstanding Senior Unsecured Notes

On November 10, 2022, Tenneco announced that it has extended the redemption date for its previously announced conditional redemption of all of its outstanding 5 3⁄8% Senior Notes due 2024 and 5.0% Senior Notes due 2026 (collectively, the “Senior Unsecured Notes”) from the scheduled redemption date on November 14, 2022 to November 17, 2022, subject to being further extended or rescinded if the conditions set forth in Tenneco’s New Conditional Notice of Redemption issued on October 6, 2022 have not been satisfied or waived by such date.

A copy of the press release issued by Tenneco announcing the extension of the redemption date is attached to this Current Report on Form 8-K as Exhibit 99.2, and such Exhibit is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

99.1	Press release of Pegasus Merger Co. issued November 14, 2022

99.2	Press release of Tenneco Inc. issued November 10, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.

Date: November 14, 2022	By:	/s/ Thomas J. Sabatino, Jr.
Thomas J. Sabatino, Jr.
Executive Vice President and General Counsel